THE MAINSTAY GROUP OF FUNDS

MainStay Total Return Fund
MainStay Income Manager Fund

Supplement dated September 25, 2009 (“Supplement”) to the
Proxy Statement/Prospectus dated August 20, 2009 (“Proxy Statement/Prospectus”)

This Supplement updates certain information contained in the above-dated Proxy Statement/Prospectus relating to the proposed merger of the MainStay Income Manager Fund with the MainStay Total Return Fund (collectively, the “Funds”).  A Special Meeting of shareholders of the MainStay Income Manager Fund to consider and vote on this proposed merger is scheduled to be held on October 16, 2009.  You may obtain a copy of the Funds’ Proxy Statement/Prospectus free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

Effective immediately, the sixth bullet in the section entitled “Comparative Information Relating to the Income Manager Reorganization” on page 28 of the Proxy Statement/Prospectus is hereby replaced with the following information:

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Both Funds may invest in debt securities of varying maturities.  It is contemplated that the Total Return Fund’s long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody’s or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor for the fixed-income portion of the Fund, MacKay Shields.  Both Funds may invest in short-term and intermediate-term investment grade and non-investment grade debt securities.

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The Total Return Fund may invest up to 20% of its fixed-income assets in high-yield bonds and other debt securities rated below investment grade (both the percentage and rating are counted at the time of purchase) that MacKay Shields believes may provide capital appreciation in addition to income.  The Income Manager Fund generally will invest up to 25% of its total assets in high-yield securities.  However, New York Life Investments intends to request approval of the Total Return Fund’s Board to increase the portion of the Total Return Fund’s total assets that may be invested in high-yield securities from 20% of fixed-income assets to 30% of the Fund’s total assets.  If approved, this change would become effective on or about March 1, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.